UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:   BlackRock Equity Dividend Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity

              Dividend Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractor from relative performance during the period came from an underweight position and stock selection within information technology (“IT”), followed by an overweight position and stock selection within consumer staples. Individual security selection within health care, energy, consumer discretionary and materials also detracted from relative performance.

•

The largest contribution to relative results during the period was a combination of stock selection and an underweight position in the financials sector, followed by an overweight in the materials sector. Stock selection within the utilities sector added to returns, as did overweight allocations to both the consumer discretionary and industrials sectors.

Describe recent portfolio activity.

•

During the 12-month period, market research and U.S. economic data, particularly from the manufacturing, employment and housing areas, have continued to support the investment advisor’s view that the U.S. economy is generally gaining strength, though at a slow pace. In this context, many of the investment opportunities identified during 2014 have tended to reside in more cyclical areas of the market. Some of the largest changes in recent months were additions to the financials and IT sectors. These additions included companies such as Bank of America Corp., Morgan Stanley and CME Group Inc. in financials, and Intel Corp., Microsoft Corp. and QUALCOMM, Inc. within IT. The Fund also purchased the global information and measurement services company Nielson Holdings NV within industrials, and select firms in the aerospace & defense and railroad industries.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest allocations continued to be in the financials, industrials and energy sectors, which cumulatively represent just over half of the portfolio, as these sectors tend to perform well in a recovering global economy. The Fund maintained smaller allocations to the telecommunications services, utilities and materials sectors.

•

In addition to company fundamentals, the investment advisor continues to assess the interest rate environment and inflation indicators, while monitoring overall levels of domestic equity valuation and market volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Wells Fargo & Co.	4%
JPMorgan Chase & Co.	3
Chevron Corp.	3
Comcast Corp., Special Class A	3
General Electric Co.	3
The Home Depot, Inc.	2
Merck & Co., Inc.	2
Pfizer, Inc.	2
Exxon Mobil Corp.	2
Microsoft Corp.	2

Sector Allocation	Percent of Long-Term Investments

Financials	24%
Industrials	14
Energy	13
Consumer Discretionary	10
Health Care	10
Consumer Staples	9
Information Technology	7
Materials	6
Utilities	5
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	ANNUAL REPORT	JULY 31, 2014

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended July 31, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.01%	11.49%	N/A	14.13%	N/A	9.41%	N/A
Service	6.81	11.17	N/A	13.82	N/A	9.13	N/A
Investor A	6.85	11.19	5.35%	13.82	12.60%	9.12	8.54%
Investor B	6.49	10.40	5.90	12.94	12.69	8.43	8.43
Investor C	6.47	10.43	9.43	12.99	12.99	8.32	8.32
Investor C1	6.58	10.63	9.63	13.21	13.21	8.54	8.54
Class R	6.69	10.83	N/A	13.46	N/A	8.81	N/A
S&P 500® Index	9.44	16.94	N/A	16.79	N/A	8.00	N/A
Russell 1000® Value Index	10.35	15.47	N/A	16.96	N/A	7.99	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.10	$3.64	$1,000.00	$1,021.27	$3.56	0.71%
Service	$1,000.00	$1,068.10	$5.28	$1,000.00	$1,019.69	$5.16	1.03%
Investor A	$1,000.00	$1,068.50	$4.92	$1,000.00	$1,020.03	$4.81	0.96%
Investor B	$1,000.00	$1,064.90	$8.65	$1,000.00	$1,016.41	$8.45	1.69%
Investor C	$1,000.00	$1,064.70	$8.55	$1,000.00	$1,016.51	$8.35	1.67%
Investor C1	$1,000.00	$1,065.80	$7.58	$1,000.00	$1,017.46	$7.40	1.48%
Class R	$1,000.00	$1,066.90	$6.51	$1,000.00	$1,018.50	$6.36	1.27%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2014, the Fund’s Institutional and Investor A Shares outperformed its benchmark, the MSCI Natural Resources Index, while the Fund’s Investor B and Investor C Shares underperformed the benchmark. For the same period, the Fund outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the MSCI Natural Resources Index.

What factors influenced performance?

•

The largest contribution to the Fund’s relative performance during the period came from a combination of stock selection and a large overweight position in the oil & gas exploration & production industry. Other contributions came from a broad overweight to the oil & gas equipment & services industry and stock selection in the oil & gas drilling industry. Underweight positions in both the diversified chemicals and utilities industries also added to relative performance.

•

While stock selection within oil & gas drilling added to returns, the Fund’s overweight to the overall industry was the largest detractor from relative performance during the period. Broad underweight positions in both the industrials and materials sectors also weighed on returns, as did an underweight to the oil & gas storage & transportation industry within the energy sector. Lastly, individual stock selection in the integrated oil & gas industry subtracted from performance.

Describe recent portfolio activity.

•	During the 12-month period, portfolio activity was limited based upon the Fund’s fundamental long-term investment horizon.

Describe portfolio positioning at period end.

•

The Fund remains dually focused on company fundamentals and longer-term industry trends within the energy and materials sectors given the diversity, pricing power and potential inflation benefits naturally embedded within the industry participants.

•

The investment advisor maintains a positive view on fundamentals in the energy sector as global energy demand continues to increase in emerging economies. This is especially evident in some of the fastest-growing countries, where per capita consumption has grown significantly in recent years. Within energy, the Fund remained substantially overweight in exploration & production companies due to their operating specialization and a positive outlook for this segment. The Fund also placed an emphasis on oil-weighted companies versus those levered to natural gas and held higher weightings in integrated oil and large-cap servicers due to their diverse revenue streams and balance sheet strength.

•

The Fund’s exposure to the materials sector, although smaller relative to energy, was based on the premise that infrastructure development and spending will continue to be a critical part of the investment landscape, both domestically and abroad. Within materials, the Fund was positioned to benefit from the continued expansion of global demand for metals and raw materials, with a focus on companies that own higher quality assets and have exposure to both a recovering domestic economy and emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2014

BlackRock Natural Resources Trust

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

EOG Resources, Inc.	7%
Exxon Mobil Corp.	5
Chevron Corp.	4
Halliburton	3
Schlumberger Ltd.	3
Suncor Energy, Inc.	3
Occidental Petroleum Corp.	3
Devon Energy Corp.	3
Anadarko Petroleum Corp.	3
FMC Technologies, Inc.	3

Industry Allocation	Percent of Long-Term Investments

Oil & Gas Exploration & Production	25%
Oil, Gas & Consumable Fuels	19
Energy Equipment & Services	18
Integrated Oil & Gas	15
Metals & Mining	6
Oil & Gas Equipment & Services	5
Canadian Independents	4
Oil & Gas Drilling	3
Oil & Gas Producers	2
Chemicals	1
Refining, Marketing & Transportation	1
Gold	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	JULY 31, 2014	7

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

Performance Summary for the Period Ended July 31, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.52%	20.31%	N/A	10.89%	N/A	11.87%	N/A
Investor A	16.38	19.98	13.68%	10.59	9.41%	11.57	10.97%
Investor B	15.92	19.01	14.51	9.72	9.45	10.89	10.89
Investor C	15.93	19.06	18.06	9.73	9.73	10.70	10.70
S&P 500® Index	9.44	16.94	N/A	16.79	N/A	8.00	N/A
MSCI Natural Resources Index	13.97	19.40	N/A	10.36	N/A	10.40	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,165.20	$4.29	$1,000.00	$1,020.83	$4.01	0.80%
Investor A	$1,000.00	$1,163.80	$5.58	$1,000.00	$1,019.64	$5.21	1.04%
Investor B	$1,000.00	$1,159.20	$9.74	$1,000.00	$1,015.77	$9.10	1.82%
Investor C	$1,000.00	$1,159.30	$9.74	$1,000.00	$1,015.77	$9.10	1.82%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	ANNUAL REPORT	JULY 31, 2014

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C1 Share fees.

•

Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans.

Investor B and C1 Shares of the Funds are only available for purchase through exchanges, dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived a portion of its investment advisory fee. Without such waiver, the Funds’ performance would have been lower.

ANNUAL REPORT	JULY 31, 2014	9

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.2%
Honeywell International, Inc.	4,126,500	$378,936,495
Lockheed Martin Corp.	1,509,300	252,007,821
Northrop Grumman Corp.	3,502,200	431,716,194
Raytheon Co.	6,330,700	574,637,639
United Technologies Corp.	4,690,800	493,237,620

		2,130,535,769
Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B	3,420,600	332,106,054
Auto Components — 0.6%
Johnson Controls, Inc.	3,620,800	171,046,592
Banks — 14.3%
Bank of America Corp.	6,114,300	93,243,075
Citigroup, Inc.	7,301,700	357,126,147
Fifth Third Bancorp	16,723,200	342,491,136
JPMorgan Chase & Co.	16,957,400	977,933,258
M&T Bank Corp.	649,000	78,853,500
SunTrust Banks, Inc.	12,780,850	486,311,342
The Toronto-Dominion Bank	6,329,200	330,986,366
U.S. Bancorp	11,937,600	501,737,328
Wells Fargo & Co.	21,400,500	1,089,285,450

		4,257,967,602
Beverages — 1.9%
The Coca-Cola Co.	5,855,600	230,066,524
Diageo PLC	11,483,300	344,870,188

		574,936,712
Capital Markets — 0.8%
Morgan Stanley	7,350,800	237,724,872
Chemicals — 3.2%
The Dow Chemical Co.	4,598,400	234,840,288
E.I. du Pont de Nemours & Co.	7,688,900	494,473,159
Praxair, Inc.	1,712,700	219,465,378

		948,778,825
Communications Equipment — 1.5%
Motorola Solutions, Inc.	3,711,000	236,316,480
QUALCOMM, Inc.	2,962,800	218,358,360

		454,674,840
Consumer Finance — 1.5%
American Express Co.	5,090,200	447,937,600
Containers & Packaging — 0.8%
MeadWestvaco Corp.	5,400,700	225,749,260
Diversified Financial Services — 0.8%
CME Group, Inc.	3,029,500	224,001,230
Diversified Telecommunication Services — 2.2%
BCE, Inc.	2,113,500	95,699,280
Verizon Communications, Inc.	11,225,300	565,979,626

		661,678,906
Electric Utilities — 2.3%
Duke Energy Corp.	1,808,500	130,447,105
ITC Holdings Corp.	2,438,300	88,022,630
Electric Utilities (concluded)
NextEra Energy, Inc.	3,584,400	$336,539,316
Northeast Utilities	2,806,900	123,222,910

		678,231,961
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	1,072,300	119,733,018
Energy Equipment & Services — 0.7%
Schlumberger Ltd.	1,903,200	206,287,848
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	2,243,800	165,098,804
Food Products — 2.7%
General Mills, Inc.	4,288,900	215,088,335
Kraft Foods Group, Inc.	2,721,100	145,810,144
Mondelez International, Inc., Class A	8,475,400	305,114,400
Unilever NV — NY Shares	3,565,800	146,661,354

		812,674,233
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	2,757,200	116,133,264
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.	2,291,800	140,028,980
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp.	4,424,900	418,418,544
Household Products — 1.9%
Kimberly-Clark Corp.	2,095,500	217,659,585
The Procter & Gamble Co.	4,600,700	355,726,124

		573,385,709
Industrial Conglomerates — 3.8%
3M Co.	2,423,900	341,503,271
General Electric Co.	31,202,300	784,737,845

		1,126,241,116
Insurance — 5.4%
ACE Ltd.	2,975,200	297,817,520
The Chubb Corp.	2,971,400	257,650,094
MetLife, Inc.	2,719,200	143,029,920
Prudential Financial, Inc.	6,493,100	564,704,907
The Travelers Cos., Inc.	3,977,200	356,198,032

		1,619,400,473
IT Services — 1.7%
Automatic Data Processing, Inc.	1,208,400	98,255,004
International Business Machines Corp.	2,154,000	412,857,180

		511,112,184
Leisure Products — 0.5%
Mattel, Inc.	4,225,600	149,691,880
Media — 3.5%
Comcast Corp., Special Class A	15,883,600	849,296,092
The Walt Disney Co.	2,368,900	203,441,132

		1,052,737,224
Metals & Mining — 1.6%
BHP Billiton Ltd.	10,831,600	384,591,380
Southern Copper Corp.	2,785,000	91,515,100

		476,106,480

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	11

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multi-Utilities — 2.1%
Dominion Resources, Inc.	4,787,700	$323,840,028
Sempra Energy	1,707,500	170,254,825
Wisconsin Energy Corp.	2,900,900	126,421,222

		620,516,075
Oil, Gas & Consumable Fuels — 12.7%
Chevron Corp.	6,991,400	903,568,536
ConocoPhillips	2,363,300	194,972,250
Enbridge, Inc.	8,659,300	424,487,169
Exxon Mobil Corp.	6,609,100	653,904,354
Marathon Oil Corp.	6,960,100	269,703,875
Marathon Petroleum Corp.	3,271,800	273,129,864
Occidental Petroleum Corp.	3,292,100	321,671,091
Phillips 66	1,528,200	123,952,302
Spectra Energy Corp.	3,932,900	160,934,268
Total SA — ADR	6,769,200	436,613,400

		3,762,937,109
Paper & Forest Products — 0.8%
International Paper Co.	4,777,300	226,921,750
Pharmaceuticals — 8.6%
AbbVie, Inc.	2,757,200	144,311,848
Bristol-Myers Squibb Co.	10,325,300	522,666,686
Johnson & Johnson	5,319,000	532,378,710
Merck & Co., Inc.	11,830,100	671,239,874
Pfizer, Inc.	23,372,900	670,802,230

		2,541,399,348
Professional Services — 0.4%
Nielsen Holdings NV	2,696,900	124,354,059
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	1,423,956	134,407,207
Weyerhaeuser Co.	3,656,200	114,512,184

		248,919,391
Road & Rail — 1.5%
CSX Corp.	3,693,300	$110,503,536
Union Pacific Corp.	3,319,600	326,349,876

		436,853,412
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	15,036,700	509,593,763
Software — 2.1%
Microsoft Corp.	14,226,100	613,998,476
Specialty Retail — 2.3%
The Home Depot, Inc.	8,619,600	696,894,660
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	6,003,600	367,840,572
Tobacco — 1.5%
Altria Group, Inc.	3,750,800	152,282,480
Philip Morris International, Inc.	3,644,500	298,885,445

		451,167,925
Water Utilities — 0.8%
American Water Works Co., Inc.	4,666,800	222,933,036
Total Long-Term Investments (Cost — $20,525,402,229) — 99.8%		29,656,749,556

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)	85,056,698	85,056,698
Total Short-Term Securities (Cost — $85,056,698) — 0.3%		85,056,698
Total Investments (Cost — $20,610,458,927) — 100.1%		29,741,806,254
Liabilities in Excess of Other Assets — (0.1)%		(15,023,974)

Net Assets — 100.0%		$29,726,782,280

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2013	Net Activity	Shares/Beneficial Interest Held at July 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	843,123,062	(758,066,364)	85,056,698	$115,103
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$601,669

(b)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Equity Dividend Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,130,535,769	—	—	$2,130,535,769
Air Freight & Logistics	332,106,054	—	—	332,106,054
Auto Components	171,046,592	—	—	171,046,592
Banks	4,257,967,602	—	—	4,257,967,602
Beverages	230,066,524	$344,870,188	—	574,936,712
Capital Markets	237,724,872	—	—	237,724,872
Chemicals	948,778,825	—	—	948,778,825
Communications Equipment	454,674,840	—	—	454,674,840
Consumer Finance	447,937,600	—	—	447,937,600
Containers & Packaging	225,749,260	—	—	225,749,260
Diversified Financial Services	224,001,230	—	—	224,001,230
Diversified Telecommunication Services	661,678,906	—	—	661,678,906
Electric Utilities	678,231,961	—	—	678,231,961
Electrical Equipment	119,733,018	—	—	119,733,018
Energy Equipment & Services	206,287,848	—	—	206,287,848
Food & Staples Retailing	165,098,804	—	—	165,098,804
Food Products	812,674,233	—	—	812,674,233
Health Care Equipment & Supplies	116,133,264	—	—	116,133,264
Health Care Providers & Services	140,028,980	—	—	140,028,980
Hotels, Restaurants & Leisure	418,418,544	—	—	418,418,544
Household Products	573,385,709	—	—	573,385,709
Industrial Conglomerates	1,126,241,116	—	—	1,126,241,116
Insurance	1,619,400,473	—	—	1,619,400,473
IT Services	511,112,184	—	—	511,112,184
Leisure Products	149,691,880	—	—	149,691,880
Media	1,052,737,224	—	—	1,052,737,224
Metals & Mining	91,515,100	384,591,380	—	476,106,480
Multi-Utilities	620,516,075	—	—	620,516,075
Oil, Gas & Consumable Fuels	3,762,937,109	—	—	3,762,937,109
Paper & Forest Products	226,921,750	—	—	226,921,750
Pharmaceuticals	2,541,399,348	—	—	2,541,399,348
Professional Services	124,354,059	—	—	124,354,059
Real Estate Investment Trusts (REITs)	248,919,391	—	—	248,919,391
Road & Rail	436,853,412	—	—	436,853,412
Semiconductors & Semiconductor Equipment	509,593,763	—	—	509,593,763
Software	613,998,476	—	—	613,998,476
Specialty Retail	696,894,660	—	—	696,894,660
Textiles, Apparel & Luxury Goods	367,840,572	—	—	367,840,572
Tobacco	451,167,925	—	—	451,167,925
Water Utilities	222,933,036	—	—	222,933,036
Short-Term Securities	85,056,698	—	—	85,056,698

Total	$29,012,344,686	$729,461,568	—	$29,741,806,254

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	13

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,494,440	—	—	$2,494,440
Foreign currency at value	1,986	—	—	1,986

Total	$2,496,426	—	—	$2,496,426

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canadian Independents — 4.0%
Canadian Natural Resources Ltd.	266,100	$11,599,700
Crew Energy, Inc. (a)	278,300	2,509,001
Encana Corp.	76,322	1,643,546
Husky Energy, Inc.	79,600	2,421,545
Paramount Resources Ltd., Class A (a)	24,100	1,232,905
Talisman Energy, Inc.	254,500	2,663,223

		22,069,920
Chemicals — 1.1%
E.I. du Pont de Nemours & Co.	53,800	3,459,878
Praxair, Inc.	21,900	2,806,266

		6,266,144
Energy Equipment & Services — 17.4%
Cameron International Corp. (a)	173,200	12,281,612
Dresser-Rand Group, Inc. (a)	199,400	11,866,294
Dril-Quip, Inc. (a)	82,500	8,313,525
Ensco PLC, Class A	54,181	2,744,268
Halliburton Co.	271,000	18,696,290
National Oilwell Varco, Inc.	166,301	13,477,033
Noble Corp. PLC	114,400	3,588,728
Rowan Cos. PLC, Class A	78,900	2,408,028
Schlumberger Ltd.	171,015	18,536,316
Seahawk Drilling, Inc.	4,713	6,033
Trican Well Service Ltd.	85,000	1,227,037
Weatherford International PLC (a)	128,552	2,875,708

		96,020,872
Gold — 0.6%
Eldorado Gold Corp.	490,900	3,642,299
Integrated Oil & Gas — 14.6%
Chevron Corp.	149,591	19,333,141
ConocoPhillips	68,475	5,649,187
Exxon Mobil Corp.	249,190	24,654,859
Hess Corp.	121,900	12,065,662
Marathon Oil Corp.	186,100	7,211,375
Murphy Oil Corp.	76,000	4,721,880
Total SA — ADR	109,700	7,075,650

		80,711,754
Metals & Mining — 6.1%
BHP Billiton Ltd.	110,700	3,930,561
First Quantum Minerals Ltd.	294,111	6,975,476
Franco-Nevada Corp.	75,000	4,243,362
Goldcorp, Inc.	217,082	5,944,943
HudBay Minerals, Inc.	159,100	1,708,682
Newcrest Mining Ltd. (a)	181,800	1,816,156
Newmont Mining Corp.	35,400	881,814
Southern Copper Corp.	168,554	5,538,684
Vale SA — ADR	174,500	2,504,075

		33,543,753
Oil & Gas Drilling — 2.5%
Helmerich & Payne, Inc.	109,000	11,582,340
Saipem SpA (a)	91,700	2,135,877

		13,718,217
Oil & Gas Equipment & Services — 5.2%
Baker Hughes, Inc.	119,180	8,196,009
FMC Technologies, Inc. (a)	248,500	15,108,800
Technip SA — ADR	225,600	5,206,848

		28,511,657
Common Stocks	Shares	Value
Oil & Gas Exploration & Production — 24.3%
Anadarko Petroleum Corp.	152,100	$16,251,885
Antero Resources Corp. (a)(b)	24,700	1,426,672
Apache Corp.	127,712	13,110,914
Cabot Oil & Gas Corp.	384,000	12,652,800
Carrizo Oil & Gas, Inc. (a)	71,800	4,409,238
Cimarex Energy Co.	53,794	7,478,442
Devon Energy Corp.	216,298	16,330,499
Kosmos Energy Ltd. (a)	198,500	1,911,555
Newfield Exploration Co. (a)	76,000	3,062,800
Noble Energy, Inc.	177,200	11,782,028
Occidental Petroleum Corp.	169,500	16,561,845
Pioneer Natural Resources Co.	64,900	14,372,754
Range Resources Corp.	161,400	12,200,226
Southwestern Energy Co. (a)	69,000	2,800,020

		134,351,678
Oil & Gas Producers — 1.7%
Whiting Petroleum Corp. (a)	109,700	9,707,353
Oil, Gas & Consumable Fuels — 18.3%
Cenovus Energy, Inc.	150,022	4,607,912
CNOOC Ltd. — ADR	14,600	2,579,382
CONSOL Energy, Inc.	71,700	2,783,394
EOG Resources, Inc.	339,380	37,141,747
EQT Corp.	111,700	10,479,694
Legacy Oil + Gas, Inc. (a)	105,353	797,141
LinnCo LLC	74,760	2,174,768
Marathon Petroleum Corp.	86,500	7,221,020
MEG Energy Corp.	49,400	1,771,486
Murphy USA, Inc. (a)	41,175	2,034,868
Peabody Energy Corp.	151,100	2,292,187
Phillips 66	64,537	5,234,596
Suncor Energy, Inc.	420,804	17,278,301
Surge Energy, Inc.	272,700	2,125,877
Uranium Energy Corp. (acquired 10/21/10, cost $1,679,682) (a)(c)	494,024	874,422
Vaalco Energy, Inc. (a)(b)	218,200	1,505,580

		100,902,375
Refining, Marketing & Transport — 1.0%
Valero Energy Corp.	104,700	5,318,760
Utilities — 0.5%
The Williams Cos., Inc.	46,700	2,644,621
Total Common Stocks — 97.3%		537,409,403

Investment Companies — 0.3%
Sprott Physical Silver Trust (a)	187,400	1,529,184
Total Long-Term Investments (Cost — $201,504,426) — 97.6%		538,938,587

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	4,339,592	4,339,592

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	15

Schedule of Investments (continued)	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Short-Term Securities		Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$	2,180	$2,180,425
Total Short-Term Securities (Cost — $6,520,017) — 1.2%			6,520,017
Total Investments (Cost — $208,024,443) — 98.8%			545,458,604
Other Assets Less Liabilities — 1.2%			6,745,778

Net Assets — 100.0%			$552,204,382

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held a restricted security with a current value of $874,422 and an original cost of $1,679,682, which was 0.2% of its net assets.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2013	Net Activity	Shares/Beneficial Interest Held at July 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,148,711	(809,119)	4,339,592	$1,874
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,180,425	$2,180,425	$11,681

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Canadian Independents	$22,069,920	—	—	$22,069,920
Chemicals	6,266,144	—	—	6,266,144
Energy Equipment & Services	96,014,839	$6,033	—	96,020,872
Gold	3,642,299	—	—	3,642,299
Integrated Oil & Gas	80,711,754	—	—	80,711,754
Metals & Mining	27,797,036	5,746,717	—	33,543,753
Oil & Gas Drilling	11,582,340	2,135,877	—	13,718,217
Oil & Gas Equipment & Services	28,511,657	—	—	28,511,657
Oil & Gas Exploration & Production	134,351,678	—	—	134,351,678
Oil & Gas Producers	9,707,353	—	—	9,707,353
Oil, Gas & Consumable Fuels	98,256,467	2,645,908	—	100,902,375
Refining, Marketing & Transport	5,318,760	—	—	5,318,760
Utilities	2,644,621	—	—	2,644,621
Investment Companies	1,529,184	—	—	1,529,184
Short-Term Securities	4,339,592	2,180,425	—	6,520,017

Total	$532,743,644	$12,714,960	—	$545,458,604

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$773	—	—	$773
Liabilities:
Collateral on securities loaned at value		$(2,180,425)		(2,180,425)

Total	$773	$(2,180,425)	—	$(2,179,652)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	17

Statements of Assets and Liabilities

July 31, 2014	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Assets
Investments at value — unaffiliated[1,2]	$29,656,749,556	$538,938,587
Investments at value — affiliated[3]	85,056,698	6,520,017
Cash	2,494,440	—
Foreign currency at value[4]	1,986	773
Capital shares sold receivable	41,318,946	1,742,633
Dividends receivable	33,235,661	144,700
Investments sold receivable	—	8,748,927
Securities lending income receivable — affiliated	494,301	429
Prepaid expenses	191,055	35,937

Total assets	29,819,542,643	556,132,003

Liabilities
Collateral on securities loaned at value	—	2,180,425
Capital shares redeemed payable	60,746,323	1,023,801
Investment advisory fees payable	14,037,961	290,219
Service and distribution fees payable	5,910,772	154,032
Other affiliates payable	78,463	1,373
Officer’s and Trustees’ fees payable	66,211	5,451
Other accrued expenses payable	11,920,633	272,320

Total liabilities	92,760,363	3,927,621

Net Assets	$29,726,782,280	$552,204,382

Net Assets Consist of
Paid-in capital	$20,318,843,653	$186,393,973
Undistributed (distributions in excess of) net investment income	13,181,575	(2,043,911)
Undistributed net realized gain	263,409,728	30,420,229
Net unrealized appreciation/depreciation	9,131,347,324	337,434,091

Net Assets	$29,726,782,280	$552,204,382

[1] Investments at cost — unaffiliated	$20,525,402,229	$201,504,426
[2] Securities loaned at value	—	$2,102,794
[3] Investments at cost — affiliated	$85,056,698	$6,520,017
[4] Foreign currency at cost	$1,989	$780

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Statements of Assets and Liabilities (concluded)

July 31, 2014	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Net Asset Value
Institutional:
Net assets	$14,595,349,751	$142,322,694

Shares outstanding	590,675,855	1,844,335

Net asset value	$24.71	$77.17

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Service:
Net assets	$295,017,498	—

Shares outstanding	11,978,113	—

Net asset value	$24.63	—

Par Value	$0.10	—

Shares authorized	Unlimited	—

Investor A:
Net assets	$10,115,393,506	$313,210,058

Shares outstanding	410,317,763	4,169,423

Net asset value	$24.65	$75.12

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor B:
Net assets	$34,515,439	$3,860,818

Shares outstanding	1,388,648	57,355

Net asset value	$24.86	$67.31

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor C:
Net assets	$3,476,705,114	$92,810,812

Shares outstanding	144,360,174	1,401,135

Net asset value	$24.08	$66.24

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor C1:
Net assets	$7,679,664	—

Shares outstanding	319,176	—

Net asset value	$24.06	—

Par value	$0.10	—

Shares authorized	Unlimited	—

Class R:
Net assets	$1,202,121,308	—

Shares outstanding	48,541,470	—

Net asset value	$24.76	—

Par value	$0.10	—

Shares authorized	Unlimited	—

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Statements of Operations

Year Ended July 31, 2014	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Investment Income
Dividends — unaffiliated	$821,459,820	$7,823,096
Securities lending — affiliated — net	601,669	11,681
Other income — affiliated	198,380	73,484
Dividends — affiliated	115,103	1,874
Foreign taxes withheld	(9,812,711)	(308,490)

Total income	812,562,261	7,601,645

Expenses
Investment advisory	162,300,957	3,161,680
Service — Service	787,408	—
Service — Investor A	26,430,981	755,318
Service and distribution — Investor B	404,161	46,817
Service and distribution — Investor C	33,765,671	916,640
Service and distribution — Investor C1	61,612	—
Service and distribution — Class R	6,138,100	—
Transfer agent — Institutional	20,553,466	159,572
Transfer agent — Service	637,787	—
Transfer agent — Investor A	14,999,866	407,251
Transfer agent — Investor B	59,516	9,452
Transfer agent — Investor C	3,600,600	148,710
Transfer agent — Investor C1	9,739	—
Transfer agent — Class R	2,565,359	—
Accounting services	3,131,883	121,772
Custodian	1,062,034	40,408
Registration	542,696	77,800
Professional	532,923	85,467
Printing	482,358	18,933
Officer and Trustees	426,456	23,492
Miscellaneous	316,526	24,342

Total expenses	278,810,099	5,997,654
Less fees waived by Manager	(220,548)	(3,576)

Total expenses after fees waived	278,589,551	5,994,078

Net investment income	533,972,710	1,607,567

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	271,199,621	34,544,285
Foreign currency transactions	865,909	9,220

	272,065,530	34,553,505

Net change in unrealized appreciation/depreciation on:
Investments	2,403,291,042	58,435,273
Foreign currency translations	(7,262)	(285)

	2,403,283,780	58,434,988

Net realized and unrealized gain	2,675,349,310	92,988,493

Net Increase in Net Assets Resulting from Operations	$3,209,322,020	$94,596,060

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets	BlackRock Equity Dividend Fund

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$533,972,710	$547,830,607
Net realized gain	272,065,530	320,566,201
Net change in unrealized appreciation/depreciation	2,403,283,780	3,651,566,135

Net increase in net assets resulting from operations	3,209,322,020	4,519,962,943

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(295,768,757)	(288,237,773)
Service	(5,359,779)	(5,224,144)
Investor A	(187,267,755)	(189,594,981)
Investor B	(387,871)	(543,355)
Investor C	(38,884,066)	(36,004,083)
Investor C1	(102,332)	(112,732)
Class R	(17,908,936)	(17,846,003)
Net realized gain:
Institutional	(13,391,696)	(3,258,174)
Service	(301,877)	(67,570)
Investor A	(9,793,847)	(2,456,884)
Investor B	(38,713)	(12,350)
Investor C	(3,156,741)	(669,634)
Investor C1	(7,242)	(1,994)
Class R	(1,135,064)	(266,878)

Decrease in net assets resulting from dividends and distributions to shareholders	(573,504,676)	(544,296,555)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,795,106,790)	2,847,504,543

Net Assets
Total increase (decrease) in net assets	(159,289,446)	6,823,170,931
Beginning of year	29,886,071,726	23,062,900,795

End of year	$29,726,782,280	$29,886,071,726

Undistributed net investment income, end of year	$13,181,575	$24,022,452

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Statements of Changes in Net Assets	BlackRock Natural Resources Trust

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,607,567	$2,055,156
Net realized gain	34,553,505	604,994
Net change in unrealized appreciation/depreciation	58,434,988	59,214,843

Net increase in net assets resulting from operations	94,596,060	61,874,993

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(607,459)	(722,547)
Investor A	(1,130,822)	(1,027,459)
Investor B	(2,149)	—
Investor C	(109,172)	—
Net realized gain:
Institutional	(788,301)	—
Investor A	(1,936,403)	—
Investor B	(35,884)	—
Investor C	(670,277)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(5,280,467)	(1,750,006)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(34,980,766)	(68,606,982)

Net Assets
Total increase (decrease) in net assets	54,334,827	(8,481,995)
Beginning of year	497,869,555	506,351,550

End of year	$552,204,382	$497,869,555

Distribution in excess on net investment income, end of year	$(2,043,911)	$(2,410,382)

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$22.64	$19.52	$18.17	$15.66	$14.22

Net investment income[1]	0.48	0.48	0.43	0.37	0.37
Net realized and unrealized gain	2.10	3.12	1.34	2.53	1.38

Net increase from investment operations	2.58	3.60	1.77	2.90	1.75

Dividends and distributions from:[2]
Net investment income	(0.49)	(0.47)	(0.41)	(0.39)	(0.31)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.51)	(0.48)	(0.42)	(0.39)	(0.31)

Net asset value, end of year	$24.71	$22.64	$19.52	$18.17	$15.66

Total Return[3]
Based on net asset value	11.49%	18.63%	9.90%	18.62%	12.31%

Ratios to Average Net Assets
Total expenses	0.70%	0.73%	0.71%	0.75%	0.78%

Total expenses after fees waived and/or reimbursed	0.70%	0.72%	0.70%	0.75%	0.77%

Net investment income	2.00%	2.28%	2.34%	2.10%	2.37%

Supplemental Data
Net assets, end of year (000)	$14,595,350	$14,610,283	$11,068,796	$6,122,019	$3,058,137

Portfolio turnover rate	6%	15%	3%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Service
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$22.56	$19.46	$18.12	$15.63	$14.19

Net investment income[1]	0.40	0.42	0.37	0.33	0.32
Net realized and unrealized gain	2.10	3.10	1.36	2.51	1.39

Net increase from investment operations	2.50	3.52	1.73	2.84	1.71

Dividends and distributions from:[2]
Net investment income	(0.41)	(0.41)	(0.38)	(0.35)	(0.27)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.43)	(0.42)	(0.39)	(0.35)	(0.27)

Net asset value, end of year	$24.63	$22.56	$19.46	$18.12	$15.63

Total Return[3]
Based on net asset value	11.17%	18.23%	9.68%	18.24%	12.07%

Ratios to Average Net Assets
Total expenses	1.01%	1.01%	1.02%	1.01%	1.01%

Total expenses after fees waived and/or reimbursed	1.01%	1.01%	1.01%	1.01%	1.00%

Net investment income	1.69%	1.99%	2.00%	1.85%	2.10%

Supplemental Data
Net assets, end of year (000)	$295,017	$323,071	$207,027	$67,367	$37,479

Portfolio turnover rate	6%	15%	3%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$22.59	$19.48	$18.13	$15.63	$14.20

Net investment income[1]	0.42	0.42	0.38	0.33	0.32
Net realized and unrealized gain	2.09	3.11	1.34	2.53	1.38

Net increase from investment operations	2.51	3.53	1.72	2.86	1.70

Dividends and distributions from:[2]
Net investment income	(0.43)	(0.41)	(0.36)	(0.36)	(0.27)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.45)	(0.42)	(0.37)	(0.36)	(0.27)

Net asset value, end of year	$24.65	$22.59	$19.48	$18.13	$15.63

Total Return[3]
Based on net asset value	11.19%	18.31%	9.63%	18.28%	11.96%

Ratios to Average Net Assets
Total expenses	0.95%	0.99%	0.98%	1.03%	1.05%

Total expenses after fees waived and/or reimbursed	0.95%	0.99%	0.98%	1.02%	1.04%

Net investment income	1.75%	2.03%	2.09%	1.85%	2.09%

Supplemental Data
Net assets, end of year (000)	$10,115,394	$10,573,927	$8,582,557	$5,852,184	$4,055,036

Portfolio turnover rate	6%	15%	3%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor B
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$22.76	$19.62	$18.25	$15.73	$14.28

Net investment income[1]	0.24	0.28	0.24	0.19	0.19
Net realized and unrealized gain	2.11	3.12	1.34	2.53	1.40

Net increase from investment operations	2.35	3.40	1.58	2.72	1.59

Dividends and distributions from:[2]
Net investment income	(0.23)	(0.25)	(0.20)	(0.20)	(0.14)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.25)	(0.26)	(0.21)	(0.20)	(0.14)

Net asset value, end of year	$24.86	$22.76	$19.62	$18.25	$15.73

Total Return[3]
Based on net asset value	10.40%	17.41%	8.74%	17.35%	11.10%

Ratios to Average Net Assets
Total expenses	1.71%	1.73%	1.79%	1.81%	1.84%

Total expenses after fees waived and/or reimbursed	1.71%	1.73%	1.79%	1.81%	1.83%

Net investment income	1.02%	1.33%	1.33%	1.10%	1.26%

Supplemental Data
Net assets, end of year (000)	$34,515	$44,315	$48,906	$55,195	$57,788

Portfolio turnover rate	6%	15%	3%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$22.08	$19.06	$17.76	$15.33	$13.94

Net investment income[1]	0.24	0.27	0.24	0.19	0.20
Net realized and unrealized gain	2.05	3.04	1.31	2.47	1.36

Net increase from investment operations	2.29	3.31	1.55	2.66	1.56

Dividends and distributions from:[2]
Net investment income	(0.27)	(0.28)	(0.24)	(0.23)	(0.17)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.29)	(0.29)	(0.25)	(0.23)	(0.17)

Net asset value, end of year	$24.08	$22.08	$19.06	$17.76	$15.33

Total Return[3]
Based on net asset value	10.43%	17.47%	8.80%	17.40%	11.15%

Ratios to Average Net Assets
Total expenses	1.67%	1.69%	1.73%	1.76%	1.79%

Total expenses after fees waived and/or reimbursed	1.67%	1.68%	1.73%	1.75%	1.78%

Net investment income	1.02%	1.32%	1.33%	1.11%	1.35%

Supplemental Data
Net assets, end of year (000)	$3,476,705	$3,124,236	$2,245,569	$1,495,227	$942,989

Portfolio turnover rate	6%	15%	3%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C1
	Year Ended July 31,		Period September 12, 2011[1] to July 31, 2012
	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$22.06	$19.03	$16.32

Net investment income[2]	0.28	0.32	0.22
Net realized and unrealized gain	2.05	3.03	2.78

Net increase from investment operations	2.33	3.35	3.00

Dividends and distributions from:[3]
Net investment income	(0.31)	(0.31)	(0.28)
Net realized gain	(0.02)	(0.01)	(0.01)

Total dividends and distributions	(0.33)	(0.32)	(0.29)

Net asset value, end of period	$24.06	$22.06	$19.03

Total Return[4]
Based on net asset value	10.63%	17.74%	18.51%	[5]

Ratios to Average Net Assets
Total expenses	1.49%	1.46%	1.63%	[6]

Total expenses after fees waived and/or reimbursed	1.49%	1.45%	1.63%	[6]

Net investment income	1.21%	1.59%	1.37%	[6]

Supplemental Data
Net assets, end of period (000)	$7,680	$7,670	$7,255

Portfolio turnover rate	6%	15%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Class R
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$22.69	$19.57	$18.21	$15.71	$14.27

Net investment income[1]	0.34	0.36	0.32	0.27	0.30
Net realized and unrealized gain	2.10	3.12	1.36	2.52	1.37

Net increase from investment operations	2.44	3.48	1.68	2.79	1.67

Dividends and distributions from:[2]
Net investment income	(0.35)	(0.35)	(0.31)	(0.29)	(0.23)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.37)	(0.36)	(0.32)	(0.29)	(0.23)

Net asset value, end of year	$24.76	$22.69	$19.57	$18.21	$15.71

Total Return[3]
Based on net asset value	10.83%	17.93%	9.33%	17.85%	11.67%

Ratios to Average Net Assets
Total expenses	1.27%	1.28%	1.31%	1.36%	1.39%

Total expenses after fees waived and/or reimbursed	1.27%	1.28%	1.30%	1.34%	1.36%

Net investment income	1.43%	1.72%	1.76%	1.53%	1.79%

Supplemental Data
Net assets, end of year (000)	$1,202,121	$1,202,571	$902,790	$625,000	$412,493

Portfolio turnover rate	6%	15%	3%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Financial Highlights	BlackRock Natural Resources Trust

	Institutional
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$64.89	$57.65	$69.76	$52.59	$47.18

Net investment income[1]	0.45	0.48	0.33	0.16	0.18
Net realized and unrealized gain (loss)	12.61	7.21	(12.09)	17.01	5.23

Net increase (decrease) from investment operations	13.06	7.69	(11.76)	17.17	5.41

Dividends and distributions from:[2]
Net investment income	(0.34)	(0.45)	(0.35)	—	—
Net realized gain	(0.44)	—	—	—	—

Total dividends and distributions	(0.78)	(0.45)	(0.35)	—	—

Net asset value, end of year	$77.17	$64.89	$57.65	$69.76	$52.59

Total Return[3]
Based on net asset value	20.31%	13.41%	(16.88)%	32.65%	11.47%

Ratios to Average Net Assets
Total expenses	0.80%	0.80%	0.85%	0.80%	0.83%

Total expenses after fees waived	0.80%	0.80%	0.85%	0.79%	0.82%

Net investment income	0.64%	0.76%	0.56%	0.25%	0.33%

Supplemental Data
Net assets, end of year (000)	$142,323	$109,009	$102,940	$117,786	$65,221

Portfolio turnover rate	5%	1%	3%	2%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor A
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$63.28	$56.14	$67.92	$51.34	$46.18

Net investment income (loss)[1]	0.27	0.31	0.17	(0.01)	0.03
Net realized and unrealized gain (loss)	12.27	7.04	(11.78)	16.59	5.13

Net increase (decrease) from investment operations	12.54	7.35	(11.61)	16.58	5.16

Dividends and distributions from:[2]
Net investment income	(0.26)	(0.21)	(0.17)	—	—
Net realized gain	(0.44)	—	—	—	—

Total dividends and distributions	(0.70)	(0.21)	(0.17)	—	—

Net asset value, end of year	$75.12	$63.28	$56.14	$67.92	$51.34

Total Return[3]
Based on net asset value	19.98%	13.11%	(17.11)%	32.29%	11.17%

Ratios to Average Net Assets
Total expenses	1.06%	1.07%	1.12%	1.07%	1.09%

Total expenses after fees waived	1.06%	1.07%	1.12%	1.06%	1.08%

Net investment income (loss)	0.39%	0.51%	0.30%	(0.01)%	0.06%

Supplemental Data
Net assets, end of year (000)	$313,210	$293,272	$295,462	$406,230	$301,813

Portfolio turnover rate	5%	1%	3%	2%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor B
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$57.01	$50.82	$61.77	$47.05	$42.66

Net investment loss[1]	(0.24)	(0.14)	(0.24)	(0.44)	(0.34)
Net realized and unrealized gain (loss)	11.01	6.33	(10.71)	15.16	4.73

Net increase (decrease) from investment operations	10.77	6.19	(10.95)	14.72	4.39

Dividends and distributions from:[2]
Net investment income	(0.03)	—	—	—	—
Net realized gain	(0.44)	—	—	—	—

Total dividends and distributions	(0.47)	—	—	—	—

Net asset value, end of year	$67.31	$57.01	$50.82	$61.77	$47.05

Total Return[3]
Based on net asset value	19.01%	12.18%	(17.73)%	31.29%	10.29%

Ratios to Average Net Assets
Total expenses	1.88%	1.88%	1.89%	1.84%	1.88%

Total expenses after fees waived	1.88%	1.88%	1.89%	1.83%	1.87%

Net investment loss	(0.39)%	(0.26)%	(0.46)%	(0.78)%	(0.71)%

Supplemental Data
Net assets, end of year (000)	$3,861	$5,970	$9,365	$18,036	$18,065

Portfolio turnover rate	5%	1%	3%	2%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2014

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor C
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$56.13	$50.02	$60.81	$46.33	$42.01

Net investment loss[1]	(0.24)	(0.15)	(0.24)	(0.45)	(0.35)
Net realized and unrealized gain (loss)	10.86	6.26	(10.55)	14.93	4.67

Net increase (decrease) from investment operations	10.62	6.11	(10.79)	14.48	4.32

Dividends and distributions from:[2]
Net investment income	(0.07)	—	—	—	—
Net realized gain	(0.44)	—	—	—	—

Total dividends and distributions	(0.51)	—	—	—	—

Net asset value, end of year	$66.24	$56.13	$50.02	$60.81	$46.33

Total Return[3]
Based on net asset value	19.06%	12.22%	(17.74)%	31.25%	10.28%

Ratios to Average Net Assets
Total expenses	1.84%	1.86%	1.89%	1.85%	1.91%

Total expenses after fees waived	1.84%	1.86%	1.89%	1.84%	1.90%

Net investment loss	(0.39)%	(0.27)%	(0.47)%	(0.80)%	(0.75)%

Supplemental Data
Net assets, end of year (000)	$92,811	$89,618	$98,585	$143,712	$105,251

Portfolio turnover rate	5%	1%	3%	2%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Notes to Financial Statements

1. Organization:

BlackRock Equity Dividend Fund (“Equity Dividend”) and BlackRock Natural Resources Trust (“Natural Resources”) (collectively referred to as the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Equity Dividend is registered as a diversified, open-end management investment company. Natural Resources is registered as a non-diversified, open-end management investment company. Each Fund is organized as a Massachusetts business trust.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

34	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Funds enter into certain investments (e.g., foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require includes expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

ANNUAL REPORT	JULY 31, 2014	35

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Natural Resources’ securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$2,102,794	$(2,102,794)	—

[1]

Collateral with a value of $2,180,425 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement

36	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Equity Dividend		Natural Resources
Average Daily Net Assets	Investment Advisory Fee	Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%	First $1 Billion	0.60%
$8 Billion — $10 Billion	0.56%	$1 Billion — $3 Billion	0.56%
$10 Billion — $12 Billion	0.54%	$3 Billion — $5 Billion	0.54%
$12 Billion — $17 Billion	0.52%	$5 Billion — $10 Billion	0.52%
$17 Billion — $25 Billion	0.51%	Greater than $10 Billion	0.51%
$25 Billion — $30 Billion	0.50%
$30 Billion — $40 Billion	0.49%
Greater than $40 Billion	0.48%

Prior to June 1, 2014, the annual rates as a percentage of average daily net assets, for Equity Dividend were as follows:

Equity Dividend
Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $35 Billion	0.50%
$35 Billion — $50 Billion	0.49%
Greater than $50 Billion	0.48%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

Prior to July 1, 2014, BIM served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

For the year ended July 31, 2014, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend	$332,216
Natural Resources	$5,168

ANNUAL REPORT	JULY 31, 2014	37

Notes to Financial Statements (continued)

The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	Service	Investor A	Investor B	Investor C	Investor C1	Class R
Equity Dividend	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Natural Resources	—	0.25%	0.25%	0.25%	—	—

	Distribution Fees
	Investor B	Investor C	Investor C1	Class R
Equity Dividend	0.75%	0.75%	0.55%	0.25%
Natural Resources	0.75%	0.75%	—	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C, Investor C1 and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C
Equity Dividend	$938,554	$17,622	$789
Natural Resources	$101	—	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R
Equity Dividend	$18,839	$2,656	$67,567	$1,290	$24,447	$18,755
Natural Resources	$811	—	$10,543	$178	$2,001	—

For the year ended July 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Equity Dividend	$812,733
Natural Resources	$14,654

For the year ended July 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C	Investor C1
Equity Dividend	$83,075	$20,104	$408,235	$71
Natural Resources	$25	$5,066	$5,671	—

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has

38	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, each Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Equity Dividend	$200,197
Natural Resources	$5,507

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Each Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Equity Dividend were $71,021,676.

The Funds recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014 were as follows:

	Equity Dividend	Natural Resources
Purchases	$1,830,250,848	$24,587,200
Sales	$3,866,218,724	$72,370,987

6. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

ANNUAL REPORT	JULY 31, 2014	39

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

	Equity Dividend	Natural Resources
Undistributed (distributions in excess of) net investment income	$865,909	$608,506
Undistributed net realized gain	$(865,909)	$(608,506)

The tax character of distributions paid was as follows:

		Equity Dividend	Natural Resources
Ordinary income	7/31/14	$545,679,496	$1,250,316
	7/31/13	$537,563,071	$1,750,006
Long-term capital gains	7/31/14	27,825,180	4,030,151
	7/31/13	6,733,484	—

Total	7/31/14	$573,504,676	$5,280,467

	7/31/13	$544,296,555	$1,750,006

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$13,181,575	—
Undistributed long-term capital gains	268,314,890	$28,783,836
Capital loss carryforwards	(2,982,312)	—
Net unrealized gains[1]	9,129,424,474	337,026,573

Total	$9,407,938,627	$365,810,409

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the treatment of certain security lending transactions.

As of July 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	Equity Dividend[2]
2016	$1,491,156
2018	$1,491,156

Total	$2,982,312

[2]	Subject to annual limitations.

During the year ended July 31, 2014, the Funds utilized the following amounts of their respective capital loss carryforward:

Equity Dividend	$745,578
Natural Resources	$1,730,298

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$20,612,381,776	$208,431,961

Gross unrealized appreciation	$9,151,383,236	$342,812,598
Gross unrealized depreciation	(21,958,758)	(5,785,955)

Net unrealized appreciation	$9,129,424,478	$337,026,643

40	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

7. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended July 31, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2014, Equity Dividend invested a significant portion of its assets in securities in the financials sector. Natural Resources invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	147,343,678	$3,521,851,750	223,594,721	$4,656,027,925
Shares issued to shareholders in reinvestment of dividends and distributions	11,869,985	283,300,140	12,409,943	260,022,573
Shares redeemed	(213,916,345)	(5,090,012,666)	(157,580,189)	(3,310,206,268)

Net increase (decrease)	(54,702,682)	$(1,284,860,776)	78,424,475	$1,605,844,230

Service
Shares sold	2,308,812	$54,394,964	5,932,969	$122,503,752
Shares issued to shareholders in reinvestment of dividends and distributions	237,573	5,640,466	251,146	5,253,309
Shares redeemed	(4,886,527)	(115,541,944)	(2,506,761)	(52,528,478)

Net increase (decrease)	(2,340,142)	$(55,506,514)	3,677,354	$75,228,583

ANNUAL REPORT	JULY 31, 2014	41

Notes to Financial Statements (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
Equity Dividend (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	88,124,447	$2,087,322,892	160,671,783	$3,341,555,644
Shares issued to shareholders in reinvestment of dividends and distributions	8,106,705	192,878,657	9,022,539	188,269,594
Shares redeemed	(154,066,721)	(3,672,183,893)	(142,097,438)	(2,977,167,099)

Net increase (decrease)	(57,835,569)	$(1,391,982,344)	27,596,884	$552,658,139

Investor B
Shares sold	64,535	$1,523,101	217,836	$4,581,521
Shares issued to shareholders in reinvestment of dividends and distributions	16,158	385,691	23,823	497,037
Shares redeemed	(639,078)	(15,369,223)	(787,263)	(16,505,547)

Net decrease	(558,385)	$(13,460,431)	(545,604)	$(11,426,989)

Investor C
Shares sold	26,804,308	$618,169,818	43,686,954	$893,248,988
Shares issued to shareholders in reinvestment of dividends and distributions	1,681,159	39,083,938	1,668,206	34,025,740
Shares redeemed	(25,599,704)	(596,764,819)	(21,675,476)	(441,997,688)

Net increase	2,885,763	$60,488,937	23,679,684	$485,277,040

Investor C1
Shares sold	18,489	$419,722	30,699	$631,400
Shares issued to shareholders in reinvestment of dividends and distributions	3,898	90,520	4,624	94,150
Shares redeemed	(50,874)	(1,172,742)	(68,852)	(1,400,537)

Net decrease	(28,487)	$(662,500)	(33,529)	$(674,987)

Class R
Shares sold	8,692,666	$207,058,702	18,406,416	$383,497,663
Shares issued to shareholders in reinvestment of dividends and distributions	796,943	19,040,410	863,620	18,108,369
Shares redeemed	(13,952,535)	(335,222,274)	(12,405,901)	(261,007,505)

Net increase (decrease)	(4,462,926)	$(109,123,162)	6,864,135	$140,598,527

Total Net Increase (Decrease)	(117,042,428)	$(2,795,106,790)	139,663,399	$2,847,504,543

	Year Ended July 31, 2014		Year Ended July 31, 2013
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	827,152	$58,647,909	901,798	$56,496,644
Shares issued to shareholders in reinvestment of dividends and distributions	18,943	1,262,925	10,985	661,290
Shares redeemed	(681,574)	(48,707,962)	(1,018,429)	(63,165,154)

Net increase (decrease)	164,521	$11,202,872	(105,646)	$(6,007,220)

42	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (concluded)

	Year Ended July 31, 2014		Year Ended July 31, 2013
Natural Resources (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	763,652	$53,551,195	1,118,237	$67,915,940
Shares issued to shareholders in reinvestment of dividends and distributions	42,825	2,783,600	15,911	935,741
Shares redeemed	(1,271,693)	(87,759,766)	(1,762,209)	(106,970,032)

Net decrease	(465,216)	$(31,424,971)	(628,061)	$(38,118,351)

Investor B
Shares sold	982	$59,170	5,038	$273,437
Shares issued to shareholders in reinvestment of dividends and distributions	562	32,872	—	—
Shares redeemed and automatic conversion of shares	(48,915)	(2,987,696)	(84,605)	(4,629,286)

Net decrease	(47,371)	$(2,895,654)	(79,567)	$(4,355,849)

Investor C
Shares sold	166,156	$10,178,391	193,480	$10,432,662
Shares issued to shareholders in reinvestment of dividends and distributions	12,305	708,772	—	—
Shares redeemed	(373,899)	(22,750,176)	(567,761)	(30,558,224)

Net decrease	(195,438)	$(11,863,013)	(374,281)	$(20,125,562)

Total Net Decrease	(543,504)	$(34,980,766)	(1,187,555)	$(68,606,982)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JULY 31, 2014	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Equity Dividend Fund and

BlackRock Natural Resources Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (collectively, the “Funds’’), including the schedules of investments, as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust as of July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 24, 2014

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by both BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust during the fiscal year ended July 31, 2014 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Equity Dividend Fund distributed long-term capital gains of $0.021720 per share to shareholders of record on December 12, 2013 and BlackRock Natural Resources Trust distributed long-term capital gains of $0.438761 per share to shareholders of record on December 10, 2013.

44	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”) and the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust,” together with the Equity Dividend Fund, the “Funds” and each, a “Fund”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements” or the “Agreements”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and BlackRock Investment Management, LLC, with respect to each Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management teams that serve the Funds. For simplicity: (a) the Board of Trustees of each Fund are referred to herein as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

ANNUAL REPORT	JULY 31, 2014	45

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Natural Resources Trust, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

(vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Natural Resources Trust, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend Fund ranked in the fourth, third and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Equity Dividend Fund’s underperformance during these periods. The Board was informed that, among other things, the largest detractors from relative performance during the one-year period were the Equity Dividend Fund’s investment bias toward low volatility and capital preservation, and in many cases, stock selection. The Equity Dividend Fund’s overweight position and security selection within the materials sector hurt the Equity Dividend Fund’s performance in the three-year period. The combination of an underweight position and stock selection in the consumer discretionary sector, followed by stock selection in both materials and information technology, detracted from performance in the five-year period.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Equity Dividend Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Equity Dividend Fund’s portfolio managers in seeking to improve the Equity Dividend Fund’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Natural Resources Trust ranked in the second quartile against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Natural Resources Trust.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other

ANNUAL REPORT	JULY 31, 2014	47

Disclosure of Investment Advisory Agreements (concluded)

funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Equity Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Equity Dividend Fund’s Expense Peers. The Board determined that the Equity Dividend Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Equity Dividend Fund’s Expense Peers. The Board additionally noted that the Equity Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Equity Dividend Fund increases above certain contractually specified levels. In addition, after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to an adjustment to certain of the specified levels within the breakpoint schedule. This breakpoint adjustment, which may result in savings to shareholders, became effective June 1, 2014.

The Board noted that the Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Natural Resources Trust’s Expense Peers. The Board also noted that the Natural Resources Trust has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Natural Resources Trust increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	ANNUAL REPORT	JULY 31, 2014

Officers and Trustees

Name, Address and Year of Birth[1]	Position(s) Held with Funds	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc. (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996-2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007-2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2005	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

ANNUAL REPORT	JULY 31, 2014	49

Officers and Trustees (continued)

Name, Address and Year of Birth[1]	Position(s) Held with Funds	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Funds’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	President[5] and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Commit- tees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[5] For Equity Dividend.

50	ANNUAL REPORT	JULY 31, 2014

Officers and Trustees (concluded)

Name, Address and Year of Birth[1]	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President[3] and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013; Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the

Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.
[3] For Natural Resources.
Further information about the Officers and Trustees is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[4] Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

	The Bank of New York Mellon[5] New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[4]	For Equity Dividend.

[5]	For Natural Resources.

ANNUAL REPORT	JULY 31, 2014	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

52	ANNUAL REPORT	JULY 31, 2014

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	JULY 31, 2014	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	ANNUAL REPORT	JULY 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Managed Alternatives Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	JULY 31, 2014	55

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDNR-7/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$30,963	$30,963	$0	$0	$12,850	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

2

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$12,850	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

3

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Equity Dividend Fund

Date: October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Equity Dividend Fund

Date: October 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Equity Dividend Fund

Date: October 1, 2014

5